Putnam Voyager Fund II

ANNUAL REPORT
December 31, 1995


Fund highlights


* According to Lipper Analytical Services, Putnam Voyager Fund
II's class A share total return ranked 3 out of 572 growth funds for the 12 months ended December 31, 1995, placing it in the top 1% of funds in this category.*

* "The impact of interest rates on stocks is enormous. In fact, as far as stocks have come in the last year . . . many analysts believe the stock market is still undervalued relative to bond yields."

                                --Business Week,  December 25, 1995

       CONTENTS
 4     Report from Putnam Management
 8     Fund performance summary
12     Portfolio holdings
21     Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total-return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 12/31/95, the fund's class A shares ranked 3 out of 572 growth funds for 1-year performance and 5 out of 379 growth funds for life-of-fund performance. Class B and class M shares became available on 10/2/95 and currently are not ranked by Lipper.


[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa


From the Chairman

   Dear Shareholder:

It would be difficult to conceal our satisfaction with the outstanding results delivered by Putnam Voyager Fund II during its debut as a nationally offered fund -- the fiscal year that closed on December 31, 1995. At the same time, it behooves us to counsel that while we are still looking for another positive year in fiscal 1996, a performance of similar proportions is not likely.

For one thing, the much heralded strength of technology stocks is beginning to level off. For another, the market is quite likely to take a breather or two as it digests the sustained rise of 1995. Finally, the economic slowdown is almost certain to be reflected in more modest corporate earnings expectations -- and in actual earnings -- over the months ahead.

Thus, the market may be in for some choppiness, especially over the near term. Nevertheless, Putnam Management believes equities, on balance, will continue their upward course in 1996, though at a more subdued pace than they enjoyed in 1995.

Respectfully yours,

/s/George Putnam
   -------------
   George Putnam
   Chairman of the Trustees
   February 21, 1996


Report from the Fund Managers
Charles H. Swanberg
Roland W. Gillis
Robert R. Beck

Throughout fiscal 1995, the dramatic rally in domestic financial markets was echoed in outstanding performance from Putnam Voyager Fund II. Despite a gradual slowdown in economic growth, stocks generally continued to prosper. Corporate earnings remained strong largely because of diligent cost-cutting efforts and sustained growth in certain sectors of the economy, and interest rates fell markedly from their November 1994 peak.

Amid this auspicious environment, your fund's class A shares produced a 41.57% total return at public offering price (50.14% at net asset value) for the 12 months ended December 31, 1995. This performance outpaced the 37.45% return posted by the fund's benchmark, the Standard & Poor's 500(registered trademark) Index, over the same period.


* A BROADER INVESTMENT FOCUS EXPANDS OPPORTUNITIES

At the beginning of the fourth quarter of fiscal 1995, we altered the fund's investment strategy, which had emphasized middle- and large-capitalization growth companies. On October 2, 1995, with the approval of the fund's Trustees, we expanded the fund's investment focus to allow increased investment in small-capitalization companies.

While this change significantly affected the fund's overall investment strategy, it did not alter its underlying objective: to seek long-term growth of capital. Furthermore, the new strategy freed us to select growth opportunities from a larger and more diverse universe of stocks. Indeed, this expanded freedom was an important contributor to the fund's strong performance late in the fiscal year.


* TECHNOLOGY STOCKS LEAD THE CHARGE

Among the economic sectors that contributed to your fund's vigorous performance during the fiscal year, technology was the obvious leader. Stocks in this sector represented a significant portion of your fund's portfolio during the period, allowing the fund to capitalize on their spirited behavior throughout virtually all of 1995. The recent rally in technology stocks was propelled by several factors, including solid revenues among Internet-related companies and stable-to-declining interest rates.

Your fund benefited from exceptional performance among several of its holdings in this sector. America Online, a leading on-line services provider, has seen its stock's value rise steadily since 1994, with a total price appreciation of 193% during 1995. Other companies in the portfolio whose stock values surged during the year include Cisco Systems, a manufacturer of computer networking systems, and U.S. Robotics, which produces and sells modems and other computer networking equipment.

Despite the downturn that affected the stocks of semiconductor manufacturers late in 1995, many securities in this division of the technology sector reported outstanding performance and enhanced your fund's total return during the fiscal year. Linear Technology, Analog Devices, and Xilinx each aided your fund's performance with stock price gains of more than 50% during 1995. But the true champion among semiconductor producers in terms of your fund's portfolio was Maxim Integrated Products. This company's impressive earnings and high profitability in 1995 stemmed largely from its new product introductions, and enabled its stock price to climb approximately 117% since the beginning of the year.



[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS*
showing:
  Technology                     25.7%
  Consumer products              25.7%
  Health care                    16.8%
  Service                         9.5%
  Financial                       4.3%
Footnote reads:
(bullet)Based on net assets as of 12/31/95. Holdings will vary over time.]

In addition to technology, your fund was able to capitalize on growth opportunities in other sectors of the economy. One that offered significant benefits was the medical devices industry, in which your fund has several holdings that excelled during the year. Boston Scientific, an innovator in noninvasive surgical devices such as laser and ultrasound equipment, ended the year with its stock value up 50%. We also added to the fund's position in Thermo Cardiosystems, a manufacturer of devices that assist the human heart. By the end of the year, the value of this stock -- your fund's largest holding -- had soared well over 300%.


* ECONOMIC SECTORS TO WATCH IN THE COMING MONTHS

In the third quarter of 1995, a notable deterioration among semiconductor stock values began to detract from the technology sector rally that had characterized much of 1995. At this time, we started to sell some of the fund's semiconductor holdings -- as did a great many corporate and individual investors. This widespread selling accelerated the existing price declines, and, as a result, many semiconductor stocks are now relatively inexpensive. We are closely monitoring this segment of the technology sector and, if the current trend shows signs of reversing, we may take advantage of the resulting investment opportunity.

As economic growth continues to slow, investors will likely begin to search for investments in a recession-resistant economic sector. Health care is one industry that typically delivers solid earnings even when the economy is sluggish; inevitably, people need medical assistance regardless of the economic environment. Health-care securities, particularly the stocks of health maintenance organizations (HMOs), became largely undervalued in 1995 as the Clinton administration's health-care initiative unsettled the industry. With stock values still relatively depressed and the economic outlook murky, we may augment the portfolio's health-care holdings in the coming months.

One more area of interest is the biotechnology industry, which includes prescription drug manufacturers. In 1991, a spate of drug companies went public and began to seek FDA approval of their products. The drug approval process typically lasts several years, and some of the companies that initiated it in 1991 are now nearing the finish line. While the values of their stocks have languished during the process, those companies that have survived -- and their investors -- may be rewarded when their products ultimately reach the market. We will use our exhaustive research techniques to identify whether any of these companies offer potential rewards to the fund, and will invest the fund's assets accordingly.


TOP 10 HOLDINGS (1/31/95)*

THERMO CARDIOSYSTEMS
Medical devices

HOSPITALITY FRANCHISE SYSTEMS
Business Services

INPUT/OUTPUT INC
Electronics

MADGE NETWORKS
Computer networking systems

CISCO SYSTEMS
Computer networking systems

CABLETRON SYSTEMS
Computer networking sytems

MBNA CORP.
Financial Services

BLYTH INDUSTRIES
Household products

THERMOLASE CORP.6
Cosmetic procedures and products

THERO ELECTRON CORP.
Diversified machines

Footnote reads:
*These holdings represent 14.5% of the fund's net assets.
Portfolio holdings will vary over time.


The fund's performance so far reinforces our belief in the long-term effectiveness of its investment strategy. Going forward, we will continue our search for rapidly growing, prudently managed companies.

The views expressed here are exclusively those of Putnam Management, Inc. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/95, there is no guarantee that the fund will continue to hold these securities in the future.This fund invests all or a portion of its assets in small to medium sized companies. Such investments increase the risk of greater price fluctuations.

Performance should always be considered in light of a fund's investment strategy. Putnam Voyager Fund II is designed for investors aggressively seeking capital appreciation primarily through common stocks.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund grew each year over varying periods.


TOTAL RETURN FOR PERIODS ENDED 12/31/95


                      Class A             Class B            Class M
                     (4/14/93)*          (10/2/95)*         (10/2/95)*
                   NAV       POP       NAV       CDSC       NAV     POP
-------------------------------------------------------------------------
1 year            50.14%    41.57%      --         --         --      --
-------------------------------------------------------------------------
Life of class     85.27     74.59     10.41%     5.41%     10.57%   6.73%
Annual average    25.45     22.74       --         --         --      --
-------------------------------------------------------------------------

* Commencement of operations

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/95

                               Standard & Poor's       Consumer
                                  500 Index          Price Index
------------------------------------------------------------------------
1 year                               37.45%             2.54%
------------------------------------------------------------------------
Life of class A (since 4/14/93)      46.90              6.89
Annual average                       15.19              2.48
------------------------------------------------------------------------
Life of class B and class M
(since 10/2/95)                       6.00              0.20
------------------------------------------------------------------------
Past performance is not indicative of future results. You cannot invest in an index. See page 10 for index definitions.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]
Y-axis reads (top to bottom) $18,000 to $8,000 in $1,000 decrements
X-axis reads (left to right) 4/93 to 12/95 the first two dates indicate a five month increment, the remaining dates indicate three month increments

A solid black line represents Fund's Class A at POP ranging from $9,425 to $17,459
A solid white line represents S&P's 500 Index ranging from $10,000 to $14,690
A solid gray line represents Consumer Prince Index ranging from $10,000 to $10,689

          Class A     S&P 500     CPI
          -------    --------   -------
04/93     $9,425     $10,000    $10,000
06/93      9,834      10,115     10,056
09/93     10,798      10,375     10,104
12/93     11,589      10,615     10,153
03/94     10,992      10,216     10,251
06/94     10,632      10,260     10,306
09/94     11,915      10,761     10,404
12/94     11,629      10,759     10,425
03/95     12,726      xx,xxx     xx,xxx
06/95     14,109      xx,xxx     xx,xxx
09/95     15,780      xx,xxx     xx,xxx
12/95     17,459      14,690     10,689

Cumulative total return of a $10,000
investment since 04/14/93
S&P 500 Index                   $ 14,690
Fund's Class A
shares at POP                   $ 17,459
Consumer Price Index            $ 10,689

Footnote reads:
Performance for the fund assumes reinvestment of capital gains and dividends and includes the fund's maximum 5.75% sales charge. A $10,000 investment in the fund's class B shares at inception on 10/2/95 would have been valued at $11,041 on 12/31/95 ($10,541 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 10/2/95 would have been valued at $11,057 on 12/31/95 ($10,673 at maximum POP). Past performance is not indicative of future results.]

PRICE AND DISTRIBUTION INFORMATION

12 months ended 12/31/95
                                Class A         Class B         Class M
------------------------------------------------------------------------
Distributions (number)             2               1               1
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                       $0.197          $0.052          $0.052
------------------------------------------------------------------------
Short-term                      $0.023          $0.016          $0.016
------------------------------------------------------------------------
   Total                        $0.220          $0.068          $0.068
------------------------------------------------------------------------
Share value                        NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------
12/31/94                         $9.75  $10.34      --      --      --
------------------------------------------------------------------------
10/2/95 (inception of
class B and class M shares          --     --   $13.08  $13.08  $13.55
------------------------------------------------------------------------
12/31/95                         14.40   15.28   14.37   14.39   14.91
------------------------------------------------------------------------
Past performance is not indicative of future results

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

Consumer Price Index (CPI), prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

Indexes are unmanaged list of stocks, assume reinvestment of all distributions, and do not take into account brokerage commissions or other costs. Holdings differ from fund holdings, and you cannot invest in an index. Past performance is not indicative of future results.


Report of independent accountants
For the fiscal year ended December 31, 1995


To the Trustees and Shareholders of
Putnam Voyager Fund II

We have audited the accompanying statement of assets and liabilities of Putnam Voyager Fund II (formerly known as Putnam Growth Fund), including the portfolio of investments owned, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Voyager Fund II as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 14, 1996

<CAPTION

Portfolio of investments owned
December 31, 1995

COMMON STOCKS  (94.7%)*
NUMBER OF SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
Advertising  (0.4%)

             16,830  Omnicom Group                                                                   $626,918

Alcoholic Beverages  (0.5%)
-------------------------------------------------------------------------------------------------------------
              6,300  Anheuser-Busch Cos., Inc.                                                        421,313
             10,300  Seagram Co., Ltd.                                                                356,638
                                                                                               --------------
                                                                                                      777,951
Apparel  (0.6%)
-------------------------------------------------------------------------------------------------------------
             23,000  Intimate Brands, Inc.                                                            345,000
             12,500  Tommy Hilfiger Corp. +                                                           529,688
                                                                                               --------------
                                                                                                      874,688
Automotive (0.6%)
-------------------------------------------------------------------------------------------------------------
             15,000  Echlin, Inc.                                                                     547,500
              7,700  Snap-On Inc.                                                                     348,425
                                                                                               --------------
                                                                                                      895,925
Banks  (1.5%)
-------------------------------------------------------------------------------------------------------------
              8,000  BankAmerica Corp.                                                                518,000
              7,200  Citicorp                                                                         484,200
             41,504  TCF Financial Corp.                                                            1,374,820
                                                                                               --------------
                                                                                                    2,377,020
Broadcasting  (2.2%)
-------------------------------------------------------------------------------------------------------------
              3,100  Capital Cities/ABC, Inc.                                                         382,462
              5,291  Central European Media Enterprises +                                             108,466
             18,414  Clear Channel Communications, Inc. +                                             812,518
              4,390  Evergreen Media Corp. Class A +                                                  140,480
             27,461  Infinity Broadcasting Corp. Class A +                                          1,022,922
              8,943  LIN Television Corp. +                                                           266,054
             12,860  Renaissance Communications Corp. +                                               284,528
              4,578  Sinclair Broadcast Group, Inc. Class A +                                          78,971
             19,466  Westwood One, Inc. +                                                             274,957
                                                                                               --------------
                                                                                                    3,371,358
Business Equipment and Services  (4.7%)
-------------------------------------------------------------------------------------------------------------
              6,708  Corestaff, Inc. +                                                                244,842
             41,350  Corporate Express, Inc. +                                                      1,245,669
             26,420  Danka Business Systems ADR (United Kingdom)                                      977,540
              8,100  Dow Jones & Co., Inc.                                                           $322,988
              3,800  Interim Services, Inc. +                                                         132,050
             11,564  Manpower, Inc.                                                                   325,238
             29,872  Paychex, Inc.                                                                  1,489,866
            274,670  Rentokil Group PLC (United Kingdom)                                            1,426,224
             26,778  Robert Half International, Inc. +                                              1,121,329
                                                                                               --------------
                                                                                                    7,285,746
Cable Television  (0.5%)
-------------------------------------------------------------------------------------------------------------
              9,632  Century Communications Corp. Class A +                                            77,056
              4,100  TCA Cable TV, Inc.                                                               113,263
              8,450  Tele-Comm Liberty Media Group, Inc. Class A +                                    227,094
             17,000  Tele-Communications Inc. Class A +                                               337,875
                                                                                               --------------
                                                                                                      755,288
Chemicals  (0.7%)
-------------------------------------------------------------------------------------------------------------
              3,700  Great Lakes Chemical Corp.                                                       266,400
             10,000  Praxair, Inc.                                                                    336,250
              8,000  Raychem Corp.                                                                    455,000
                                                                                               --------------
                                                                                                    1,057,650
Computer Services  (2.6%)
-------------------------------------------------------------------------------------------------------------
             30,044  America Online, Inc. +                                                         1,126,650
             10,878  CBT Group PLC ADR (Ireland) +                                                    576,534
              7,300  CMG Information Services, Inc. +                                                 677,988
             20,910  First Data Corp.                                                               1,398,356
              8,144  Tivoli Systems, Inc. +                                                           274,860
                                                                                               --------------
                                                                                                    4,054,388
Computer Software  (14.9%)
-------------------------------------------------------------------------------------------------------------
             16,298  Adobe Systems, Inc.                                                            1,010,476
             13,678  Baan Co., N.V. (Netherlands)+                                                    618,930
              5,707  Business Objects S.A., ADR (France)+                                             276,076
             25,600  Citrix Systems, Inc. +                                                           832,000
              8,971  Clarify, Inc.+                                                                   269,130
             20,021  Computer Associates Intl., Inc.                                                1,138,694
              5,222  Datastream Systems, Inc. +                                                        99,218
              6,600  Digital Equipment Corp. +                                                        423,225
             17,437  Discreet Logic, Inc. (Canada) +                                                  435,925
             32,963  Electronic Arts, Inc. +                                                          861,158
             33,598  Electronics for Imaging +                                                      1,469,913
             14,500  Epic Design Technology, Inc. +                                                   304,500
              5,024  Fulcrum Technologies, Inc. +                                                     163,280
             22,209  Gemstar Intl. Group Ltd. +                                                       630,180
             15,800  Geoworks +                                                                       300,200
              5,600  GT Interactive Software Corp.                                                     78,400
             40,596  Informix Corp. +                                                               1,217,880
             13,200  Insignia Solutions, Inc. ADR +                                                   155,100
             10,949  Intuit, Inc. +                                                                   854,022
             20,200  Lernout & Hauspie Speech Products NV (Netherlands) +                             565,600
             10,377  Macromedia, Inc. +                                                               542,198
              7,702  Mercury Interactive Corp. +                                                      140,562
                200  Metatools, Inc. +                                                                  5,200
             11,749  Microsoft Corp. +                                                              1,030,975
              6,342  Netscape Communications Corp. +                                                  881,538
             21,300  Objective Systems Integrator +                                                 1,166,175
             17,407  Pairgain Technologies, Inc. +                                                    953,033
             22,013  Parametric Technology Corp. +                                                  1,463,865
             13,100  Pri Automation, Inc. +                                                           460,138
             11,500  Psinet, Inc. +                                                                   263,063
             13,000  Scopus Technology, Inc. +                                                        328,250
             14,700  Secure Computing Corp. +                                                         823,200
             16,000  Security Dynamics Technologies, Inc. +                                           872,000
             11,860  Softkey International, Inc. +                                                    274,263
             12,274  Spyglass, Inc. +                                                                 699,618
             28,762  Sybase, Inc. +                                                                 1,035,432
             10,678  Synopsys, Inc.+                                                                  405,764
              6,900  VideoServer, Inc. +                                                              217,350
                                                                                               --------------
                                                                                                   23,266,531
Computers  (1.4%)
-------------------------------------------------------------------------------------------------------------
             26,202  Cabletron Systems, Inc. +                                                      2,122,362

Consumer Non Durables  (1.4%)
-------------------------------------------------------------------------------------------------------------
             30,807  Department 56, Inc. +                                                          1,182,219
             18,058  Luxottica Group SPA ADR (Italy)                                                1,056,392
                                                                                               --------------
                                                                                                    2,238,611
Consumer Products (0.3%)
-------------------------------------------------------------------------------------------------------------
              6,031  Kimberly-Clark Corp.                                                             499,065

Consumer Services  (1.6%)
-------------------------------------------------------------------------------------------------------------
             34,580  Block (H & R), Inc.                                                            1,400,490
             24,486  CUC International, Inc. +                                                        835,585
              8,347  Loewen Group, Inc.                                                               211,283
                                                                                               --------------
                                                                                                    2,447,358
Cosmetics  (1.1%)
-------------------------------------------------------------------------------------------------------------
             68,878  Thermolase Corp.                                                               1,782,218

Drugs  (1.1%)
-------------------------------------------------------------------------------------------------------------
             31,200  Bio-Vascular, Inc.                                                               366,600
             29,371  Martek Biosciences Corp. +                                                       741,617
             27,900  Oravax, Inc. +                                                                   327,825
             23,328  Vical, Inc. +                                                                    282,852
                                                                                               --------------
                                                                                                    1,718,894
Electronics and Electrical Equipment  (2.8%)
-------------------------------------------------------------------------------------------------------------
             19,000  ADT Ltd. +                                                                      $285,000
              9,064  Adtran, Inc. +                                                                   492,289
              5,927  Cyberoptics Corp. +                                                              235,598
              5,009  ESS Technology +                                                                 115,207
              5,750  General Electric Co.                                                             414,000
             40,587  Input/Output, Inc. +                                                           2,343,899
              8,200  KLA Instruments Corp. +                                                          213,713
              1,300  Motorola, Inc.                                                                    74,100
             13,900  Silicon Storage Technology +                                                     184,175
                                                                                               --------------
                                                                                                    4,357,981
Energy-Related  (1.1%)
-------------------------------------------------------------------------------------------------------------
             32,167  Thermo Electron Corp. +                                                        1,672,684

Entertainment  (0.9%)
-------------------------------------------------------------------------------------------------------------
             15,165  Disney (Walt) Productions, Inc.                                                  894,735
             12,878  Scientific Games Holdings Corp. +                                                486,145
                                                                                               --------------
                                                                                                    1,380,880
Environmental Control  (0.3%)
-------------------------------------------------------------------------------------------------------------
              6,708  Memtec Ltd.  ADR                                                                 111,520
             15,000  WMX Technologies, Inc.                                                           448,125
                                                                                               --------------
                                                                                                      559,645
Finance  (1.0%)
-------------------------------------------------------------------------------------------------------------
             34,911  American Express Co.                                                           1,444,442
              8,464  Financial Federal Corp. +                                                        189,382
                                                                                               --------------
                                                                                                    1,633,824
Financial Services  (1.6%)
-------------------------------------------------------------------------------------------------------------
                300  First USA, Inc.                                                                   13,313
             57,224  MBNA Corp.                                                                     2,110,135
             33,363  Mercury Finance Co.                                                              442,060
                                                                                               --------------
                                                                                                    2,565,508
Food and Beverages  (0.5%)
-------------------------------------------------------------------------------------------------------------
             20,300  Archer Daniels Midland Co.                                                       365,400
             15,600  Whitman Corporation                                                              362,700
                                                                                               --------------
                                                                                                      728,100
Gaming  (0.3%)
-------------------------------------------------------------------------------------------------------------
             16,310  Circus Circus Enterprises, Inc. +                                                454,641

Gas Utilities  (0.3%)
-------------------------------------------------------------------------------------------------------------
              9,200  Columbia Gas System, Inc. +                                                      403,650

HMOs  (1.8%)
-------------------------------------------------------------------------------------------------------------
             18,028  Healthsource, Inc.                                                               649,008
             18,400  Oxford Health Plans Inc. +                                                     1,359,300
              5,778  Pacificare Health Systems, Inc. Class B +                                        502,685
              9,095  Sierra Health Services +                                                         288,765
                                                                                               --------------
                                                                                                    2,799,758
Health Care Information Systems  (1.0%)
-------------------------------------------------------------------------------------------------------------
             20,478  HBO & Co.                                                                      1,569,127

Health Care Services  (3.0%)
-------------------------------------------------------------------------------------------------------------
             14,978  ABR Information Services, Inc. +                                                 659,032
              9,300  Access Health, Inc. +                                                            411,525
             14,746  Apria Healthcare Group, Inc.                                                     416,575
              7,000  Columbia/HCA Healthcare Corp.                                                    355,250
              8,378  Genesis Health Ventures, Inc. +                                                  305,796
             37,896  Healthsouth Rehabilitation Corp. +                                             1,103,720
             19,305  Lincare Holdings, Inc. +                                                         482,625
              5,078  Renal Treatment Centers, Inc. +                                                  223,432
             21,229  Vencor, Inc. +                                                                   689,943
                                                                                               --------------
                                                                                                    4,647,898
Home Building  (0.6%)
-------------------------------------------------------------------------------------------------------------
             43,325  Clayton Homes, Inc.                                                              926,072

Hospital Management  (0.4%)
-------------------------------------------------------------------------------------------------------------
             21,878  Owen Healthcare, Inc. +                                                          604,380

Household Products  (1.4%)
-------------------------------------------------------------------------------------------------------------
             68,880  Blyth Industries, Inc. +                                                       2,031,960
              4,700  Premark International, Inc.                                                      237,937
                                                                                               --------------
                                                                                                    2,269,897
Insurance and Finance  (0.9%)
-------------------------------------------------------------------------------------------------------------
             11,100  American General Corp.                                                           387,112
             26,154  Amerin Corp. +                                                                   699,620
             17,000  USF&G Corp.                                                                      286,875
                                                                                               --------------
                                                                                                    1,373,607
Lodging  (2.7%)
-------------------------------------------------------------------------------------------------------------
              1,600  Bristol Hotel Co. +                                                               39,000
              2,974  Doubletree Corp. +                                                                78,068
             38,663  HFS, Inc.                                                                      3,160,700
                288  Red Lion Hotels, Inc. +                                                            5,040
             34,378  Renaissance Hotel Group, N.A. +                                                  876,639
                                                                                               --------------
                                                                                                    4,159,447
Medical Equipment and Supplies  (5.3%)
-------------------------------------------------------------------------------------------------------------
             31,022  Boston Scientific Corp. +                                                   1,520,078.00
             53,191  Cytotherapeutics, Inc. +                                                         910,895
             38,300  Endosonics Corp. +                                                               579,288
             42,265  Lifecore Biomedical Inc. +                                                       792,469
             14,500  Medisense Inc. +                                                                 458,562
             23,650  Medtronic, Inc.                                                                1,321,444
             19,200  Steris Corp. +                                                                   619,200
             22,638  Stryker Corp.                                                                  1,188,495
             36,100  Uromed Corp. +                                                                   464,788
             17,500  U.S. Surgical Corp.                                                              374,062
                                                                                               --------------
                                                                                                    8,229,281
Metals and Mining  (0.2%)
-------------------------------------------------------------------------------------------------------------
             12,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                 336,000

Networking  (1.4%)
-------------------------------------------------------------------------------------------------------------
             48,817  Madge Networks N.V. (Netherlands)+                                             2,184,560

Networking Equipment  (3.4%)
-------------------------------------------------------------------------------------------------------------
              9,110  Cascade Communications Corp. +                                                   776,628
             29,022  Cisco Systems, Inc. +                                                          2,165,766
             27,866  Premisys Communications, Inc. +                                                1,560,496
             10,578  Shiva Corp. +                                                                    769,550
                                                                                               --------------
                                                                                                    5,272,440
Nursing Homes  (0.8%)
-------------------------------------------------------------------------------------------------------------
             14,364  Health Care & Retirement Corp. +                                                 502,740
             27,296  Health Management Assoc., Inc. +                                                 713,095
                                                                                               --------------
                                                                                                    1,215,835
Office Equipment  (0.8%)
-------------------------------------------------------------------------------------------------------------
             25,545  Viking Office Products, Inc. +                                                 1,187,842

Oil and Gas  (0.4%)
-------------------------------------------------------------------------------------------------------------
             18,500  Total Corp. ADR (France)                                                         629,000

Paging  (0.9%)
-------------------------------------------------------------------------------------------------------------
             59,713  Paging Network, Inc. +                                                         1,455,504

Pharmaceuticals and Biotechnology  (6.5%)
-------------------------------------------------------------------------------------------------------------
              8,900  Abbott Laboratories                                                              371,575
             28,880  Astra AB (Sweden)                                                              1,152,209
             34,200  Biochem Pharmaceutical, Inc. +                                                 1,372,275
             33,090  Gilead Sciences, Inc. +                                                        1,058,880
              4,700  Immulogic Pharmaceutical Corp. +                                                  90,475
             24,956  Neurogen Corp.                                                                   670,693
              9,830  Pfizer, Inc.                                                                     619,290
              9,343  Pharmacia & Upjohn, Inc. +                                                       362,022
             23,814  Smithkline Beecham PLC ADR (United Kingdom)                                    1,321,677
             41,355  Thermo Cardiosystems, Inc. +                                                   3,194,673
                                                                                               --------------
                                                                                                   10,213,769
Photography  (0.6%)
-------------------------------------------------------------------------------------------------------------
              6,600  Eastman Kodak Co.                                                                442,200
             11,600  Polaroid Corp.                                                                   549,550
                                                                                               --------------
                                                                                                      991,750
Publishing  (0.5%)
-------------------------------------------------------------------------------------------------------------
             10,100  Harcourt General, Inc.                                                           422,938
              4,800  Tribune Co.                                                                      293,400
                                                                                               --------------
                                                                                                      716,338
Railroads  (0.2%)
-------------------------------------------------------------------------------------------------------------
              5,000  Burlington Northern Santa Fe Corp.                                               390,000

Restaurants  (3.2%)
-------------------------------------------------------------------------------------------------------------
              9,064  Apple South, Inc.                                                                194,875
             10,678  Applebee's International, Inc.                                                   242,925
             33,600  Boston Market, Inc. +                                                          1,079,400
             21,069  J.D. Wetherspoon PLC (United Kingdom)                                            209,658
             60,220  Landry's Seafood Restaurants, Inc. +                                           1,027,504
             25,229  Lone Star Steakhouse & Saloon +                                                  968,163
             36,551  Outback Steakhouse, Inc. +                                                     1,311,267
                                                                                               --------------
                                                                                                    5,033,792
Retail  (4.6%)
-------------------------------------------------------------------------------------------------------------
              7,284  Barnes & Noble, Inc.                                                             211,236
             15,633  Bed Bath & Beyond, Inc.                                                          606,756
                145  Carrefour Supermarche (France)                                                    87,819
              7,302  CompUSA, Inc. +                                                                  227,275
              5,500  Dayton Hudson Corporation                                                        412,500
             13,000  Federated Department Stores Inc. +                                               357,500
             32,033  General Nutrition Companies, Inc. +                                              736,759
             41,460  Heilig-Meyers Co.                                                                761,827
             12,753  Hollywood Entertainment Corp. +                                                  106,806
             12,900  Home Depot, Inc. (The)                                                           617,588
             11,000  May Department Stores Co.                                                        464,750
              6,800  MSC Industrial Direct Co.  Class A +                                             187,000
              5,875  Neostar Retail Group, Inc. +                                                      43,328
             10,384  Office Depot, Inc. +                                                             205,083
              9,944  Officemax, Inc. +                                                                222,497
             11,800  Revco D.S., Inc. +                                                               333,350
             45,114  Sunglass Hut International +                                                   1,071,457
              4,368  Talbots, Inc.                                                                    125,580
              3,285  The Sports Authority, Inc. +                                                      66,932
             21,300  TJX Cos., Inc. (The)                                                             402,038
                                                                                               --------------
                                                                                                    7,248,081
Semiconductors  (2.9%)
-------------------------------------------------------------------------------------------------------------
              5,896  Altera Corp.                                                                     293,326
             12,958  Analog Devices Inc. +                                                            458,389
              9,259  Atmel Corp. +                                                                    207,170
              5,700  Credence Systems Corp. +                                                         130,388
              4,047  Lam Research Corp. +                                                             185,150
             32,034  Linear Technology Corp.                                                        1,257,335
             33,672  Maxim Integrated Products Inc. +                                               1,296,372
             13,600  National Semiconductor Corp. +                                                   302,600
              4,626  Silicon Valley Group, Inc. +                                                     116,807
              8,374  Xilinx, Inc. +                                                                   255,407
                                                                                               --------------
                                                                                                    4,502,944
Specialty Consumer Products  (0.8%)
-------------------------------------------------------------------------------------------------------------
             30,545  Fastenal Co.                                                                   1,290,525

Telecommunication Equipment  (1.7%)
-------------------------------------------------------------------------------------------------------------
             10,994  Ascend Communications, Inc.                                                      891,888
             16,926  Stratacom, Inc. +                                                              1,244,061
              5,406  U.S. Robotics Corp. +                                                            474,376
                                                                                               --------------
                                                                                                    2,610,325
Telephone Services  (1.1%)
-------------------------------------------------------------------------------------------------------------
             20,900  GTE Corp.                                                                        919,600
             12,200  MCI Communications Corp.                                                         318,725
              8,100  Sprint Corp.                                                                     322,987
              4,796  WorldCom, Inc. +                                                                 169,059
                                                                                               --------------
                                                                                                    1,730,371
Telephone Utilities  (0.6%)
-------------------------------------------------------------------------------------------------------------
             16,500  SBC Communications, Inc.                                                         948,750

Textiles  (1.5%)
-------------------------------------------------------------------------------------------------------------
             40,401  Gucci Group NV-NY Reg. Shrs. +                                                 1,570,588
             14,936  St. John Knits, Inc.                                                             793,475
                                                                                               --------------
                                                                                                    2,364,063
Tobacco  (0.2%)
-------------------------------------------------------------------------------------------------------------
              8,100  UST, Inc.                                                                        270,338

Trucking  (0.2%)
-------------------------------------------------------------------------------------------------------------
             15,450  Ryder System, Inc.                                                               382,388

Utilities  (0.2%)
-------------------------------------------------------------------------------------------------------------
             10,000  Airtouch Communications, Inc. +                                                  282,500

Wireless Communications  (0.4%)
-------------------------------------------------------------------------------------------------------------
             28,953  P-Com, Inc. +                                                                    579,060
                                                                                               --------------
                     Total Common Stocks  (cost $137,742,038)                                    $148,324,526

Preferred Stocks  (0.4%)*(cost $600,919)
Number of Shares                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
              7,400  Hornbach Holding AG                                                             $633,094

Short-Term Investments  (7.7%)*(cost $11,996,896)
Principal amount                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
        $11,991,000  Interest in $308,242,000 joint repurchase agreement dated December 29, 1995 with Lehman Brothers Inc.
                       due January 1, 1996 with respect to various U.S. Treasury
                       obligations-maturity value of $11,996,896 for an
                       effective yield of 5.9%                                                    $11,996,896
                                                                                               --------------
                     Total Investments  (cost $150,339,853)***                                   $160,954,516
-------------------------------------------------------------------------------------------------------------
 *    Percentages indicated are based on total net assets of $156,618,462.
      Non-income producing security.
 ***  The aggregate identified cost for federal income tax purposes is $150,632,968, resulting in gross unrealized appreciation and depreciation of $13,696,130 and $3,374,582, respectively, or net unrealized appreciation of $10,321,548.
      ADR or ADS after the name of a foreign holding stands for  American
      Depository Receipts or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
December 31, 1995

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $150,339,853) (Note 1)                                               $160,954,516
---------------------------------------------------------------------------------------------------
Cash                                                                                            565
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                    41,554
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    8,220,464
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              790,295
---------------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                             85,034
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    9,037
---------------------------------------------------------------------------------------------------
Total assets                                                                            170,101,465

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         13,098,160
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   51,945
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                    49
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,041
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       75,197
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  171,653
---------------------------------------------------------------------------------------------------
Payable for organizational expenses  (Note 2)                                                17,230
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       66,728
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        13,483,003
---------------------------------------------------------------------------------------------------
Net assets                                                                             $156,618,462

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $146,296,930
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                                (14)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                   (293,117)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                               10,614,663
---------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                             $156,618,462

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($83,525,778 divided by 5,799,915 shares)                                                    $14.40
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.40)*                                      $15.28
---------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($66,978,175 divided by 4,660,472 shares)                                                    $14.37
---------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($6,114,509 divided by 425,000 shares)                                                       $14.39
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.39)**                                     $14.91
---------------------------------------------------------------------------------------------------

*On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales offering price is reduced. **

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended  December 31,1995
Investment Income:
---------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $973)                                                  $    93,508
---------------------------------------------------------------------------------------------------
Interest                                                                                     93,117
---------------------------------------------------------------------------------------------------
Total investment income                                                                     186,625

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            135,259
---------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              213,736
---------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                             1,559
 ---------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      12,028
---------------------------------------------------------------------------------------------------
Auditing                                                                                     28,139
---------------------------------------------------------------------------------------------------
Legal                                                                                        18,832
---------------------------------------------------------------------------------------------------
Registration fees                                                                            59,342
---------------------------------------------------------------------------------------------------
Distribution fees -- class A (Note 2)                                                        25,022
---------------------------------------------------------------------------------------------------
Distribution fees -- class B (Note 2)                                                        72,419
---------------------------------------------------------------------------------------------------
Distribution fees -- class M (Note 2)                                                        5,528
---------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 2)                                                3,444
---------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                              2,071
---------------------------------------------------------------------------------------------------
Other expenses                                                                                3,048
---------------------------------------------------------------------------------------------------
Fees and other expenses absorbed by Manager (Note 2)                                       (250,466)
---------------------------------------------------------------------------------------------------
Total expenses                                                                              329,961
---------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (21,955)
---------------------------------------------------------------------------------------------------
Net expenses                                                                                308,006
---------------------------------------------------------------------------------------------------
Net investment loss                                                                        (121,381)
---------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                            466,880
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the year                               10,341,405
---------------------------------------------------------------------------------------------------
Net gain on investments                                                                  10,808,285
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $10,686,904
---------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                Year ended December 31
                                                                                ---------------------------------------
                                                                                               1995                1994
--------------------------------------------------------------------------------------------------- -------------------
Increase in net assets
--------------------------------------------------------------------------------------------------- -------------------
Operations:
--------------------------------------------------------------------------------------------------- -------------------
Net investment loss                                                                    $   (121,381)         $   (5,372)
--------------------------------------------------------------------------------------------------- -------------------
Net realized gain on investments                                                            466,880             144,641
--------------------------------------------------------------------------------------------------- -------------------
Net unrealized appreciation (depreciation)
of investments and options                                                               10,341,405            (126,638)
--------------------------------------------------------------------------------------------------- -------------------
Net increase in net assets resulting from operations                                     10,686,904              12,631
--------------------------------------------------------------------------------------------------- -------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------- -------------------
From net investment income:
Class A                                                                                          --              (1,089)
--------------------------------------------------------------------------------------------------- -------------------
Class B                                                                                          --                  --
--------------------------------------------------------------------------------------------------- -------------------
Class M                                                                                          --                  --
--------------------------------------------------------------------------------------------------- -------------------
From net realized gain on investments:
Class A                                                                                    (218,962)           (169,709)
--------------------------------------------------------------------------------------------------- -------------------
Class B                                                                                    (149,415)                 --
--------------------------------------------------------------------------------------------------- -------------------
Class M                                                                                     (13,756)                 --
--------------------------------------------------------------------------------------------------- -------------------
In excess of net investment income:
Class A                                                                                    (167,955)                 --
--------------------------------------------------------------------------------------------------- -------------------
Class B                                                                                    (114,610)                 --
--------------------------------------------------------------------------------------------------- -------------------
Class M                                                                                     (10,552)                 --
--------------------------------------------------------------------------------------------------- -------------------
Increase from capital share transactions (Note 4)                                       143,417,234             453,122
--------------------------------------------------------------------------------------------------- -------------------
Total increase in net assets                                                            153,428,888             294,955
--------------------------------------------------------------------------------------------------- -------------------
Net assets
--------------------------------------------------------------------------------------------------- -------------------
Beginning of year                                                                         3,189,574           2,894,619
--------------------------------------------------------------------------------------------------- -------------------
End of year (including distributions in excess of net
investment income of $14 and $0, respectively)                                         $156,618,462          $3,189,574
--------------------------------------------------------------------------------------------------- -------------------





Financial highlights
(For a share outstanding throughout the period)

                                        For the period      For the period                                         For the period
                                        October 2, 1995     October 2, 1995                                        April 14, 1993
                                        (commencement       (commencement                                          (commencement
                                        of operations)      of operations)            For the year ended           of operations)
                                        to December 31      to December 31               December 31               to December 31
                                        -----------------------------------------------------------------------------------------
                                           1995                1995               1995                1994                1993
                                        -----------------------------------------------------------------------------------------
                                         Class M              Class B            Class A
                                        -----------------------------------------------------------------------------------------

Net asset value,
beginning of period                        $13.08              $13.08             $9.75              $10.29              $8.50
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(b)            --                (.04)             (.01)               (.02)                --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
on investments                               1.38                1.40              4.88                 .05               1.95
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             1.38                1.36              4.87                 .03               1.95
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                     --                  --                --                (.01)                --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               (.04)               (.04)             (.12)               (.56)              (.16)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income           (.03)               (.03)             (.10)                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                          (.07)               (.07)             (.22)               (.57)              (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $14.39              $14.37            $14.40               $9.75             $10.29
---------------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value  (%) (a) (c)                10.57 (d)           10.41 (d)         50.14                0.34              22.98 (d)
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in thousands)                            $6,115             $66,978           $83,526              $3,190             $2,895
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(e)                             .47 (d)             .54 (d)          1.31                0.92                .72 (d)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to
average net assets (%)                       (.21)(d)            (.29)(d)          (.28)               (.18)              (.04) (d)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      49.81               49.81             49.81              101.94              76.02 (d)
---------------------------------------------------------------------------------------------------------------------------------

(a)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b)  Reflects an expense limitation which expired on December 31, 1995. As a result of
     such limitation,   expenses of the fund for the period ended December 31, 1993 and the year ended December 31, 1994, reflect a per share reduction of approximately $0.11 and $0.16, respectively.  Expenses for the period ended
     December 31, 1995 for class A, B and M shares reflect a per share reduction of $0.04, $0.04 and $0.03, respectively. See Note 2.
(c)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)  Not annualized.
(e)  The ratio of expenses to average net assets for the period ended December 31,
     1995 included amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts. See Note 2.






Performance summary


*****************************************************************


Notes to financial statements
December 31, 1995

Note 1
Significant accounting policies
The fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing in primarily a portfolio of common stocks.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class B and M shares on October 2, 1995. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is equal to B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from these estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

C) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

D) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

F) Federal income taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of losses on wash sales transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1995, the fund reclassified $121,367 to decrease distributions in excess of net investment income and $114,180 to increase accumulated net realized loss on investment transactions with a decrease to paid in capital of $7,187. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various state and the initial public offering of its shares were $17,221. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of the expenses.


Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next
$5 billion, 0.44 % of the next $5 billion and 0.43% thereafter. Prior to October 2, 1995, such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million and 0.45% of any amount over $1.5 billion.

Prior to December 31, 1995, the Manager agreed to reduce its compensation, to the extent that expenses of the fund exceeded 1.1% of the fund's average net assets. The fund's expenses subject to this limitation were exclusive of brokerage, interest, taxes, insurance, amortization of deferred organization expenses and extraordinary expenses, if any, and expenses incurred under the fund's distribution plan described below. This limitation was accomplished by a reduction of the compensation payable under the management contract to the Manager.

The fund reimburses the Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended December 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended December 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $47,759 and $2,604 from the sale of class A and class M shares, respectively and received $26,343 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended December 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended December 31, 1995, fund expenses were reduced by $21,955 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.


Note 3
Purchases and sales of securities

During the year ended December 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $147,207,316 and $12,111,244, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


Note 4
Capital shares

At December 31, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                         Year ended December 31 1995
Class A                      Shares         Amount
----------------------------------------------------
Shares sold                6,559,419     $89,096,620
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 27,847         377,316
----------------------------------------------------
                           6,587,266      89,473,936

Shares
repurchased               (1,114,390)    (15,228,902)
----------------------------------------------------
Net increase               5,472,876     $74,245,034
----------------------------------------------------
                          Year ended December 31 1994
Class A                       Shares        Amount
----------------------------------------------------
Shares sold                   78,823        $798,762
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 17,582         170,795
----------------------------------------------------
                              96,405         969,557

Shares
repurchased                  (50,565)       (516,435)
----------------------------------------------------
Net increase                  45,840        $453,122
----------------------------------------------------
                              From October 2, 1995
                          (commencement of operations)
                              to December 31 1995
Class B                      Shares         Amount
----------------------------------------------------
Shares sold                4,792,353     $65,229,944
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 18,762         254,787
----------------------------------------------------
                           4,811,115      65,484,731

Shares
repurchased                 (150,643)     (2,067,751)
----------------------------------------------------
Net increase               4,660,472     $63,416,980
----------------------------------------------------
                               From October 2, 1995
                          (commencement of operations)
                              to December 31 1995
Class M                      Shares         Amount
----------------------------------------------------
Shares sold                  444,206     $6,019,954
Shares issued in
connection with
reinvestment of
distributions                  1,787         24,308
----------------------------------------------------
                             445,993      6,044,262

Shares repurchased           (20,993)      (289,042)
----------------------------------------------------
Net increase                 425,000     $5,755,220
----------------------------------------------------


* FEDERAL TAX INFORMATION

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to section 852 of the Internal Revenue Code, the fund hereby designates $0.197 per share for class A and $0.052 per share for classes B and M (or if different, the amount necessary to offset net capital gain earned by the fund) as capital gain dividends for its taxable year ended December 31, 1995.


* RESULTS OF SEPTEMBER 8, 1995 SHAREHOLDER MEETING

An annual meeting of shareholders of the fund was held on September 8, 1995.

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 296,644 votes for, and 0 votes against, with 0 abstensions and broker non-votes. A proposal to approve a new management contract increasing the management fees payable to Putnam Investment Management, Inc. was approved as follows: 295,692 votes for, and 902 votes against, 70 abstensions and broker non-votes. All tabulations have been rounded to the nearest whole number.


OUR COMMITMENT TO QUALITY SERVICE


* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.


* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*


* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)


* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number:
1-800-225-1581.

* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.


Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109


MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109


CUSTODIAN

Putnam Fiduciary Trust Company


LEGAL COUNSEL

Ropes & Gray


INDEPENDENT
ACCOUNTANTS

Coopers & Lybrand L.L.P.


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Charles H. Swanberg
Vice President and Fund Manager

Roland W. Gillis
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free 1-800-225-1581.


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston Massachusetts, 02109


--------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------


22797-377/2AR/20A   2/96




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